CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Hall Tees, Inc.

7405 Armstrong Lane

Rowlett, Texas 75089

We consent to the use of our report dated April 28, 2008, in the Registration Statement on Form S-1, with respect to the consolidated balance sheet of Hall Tees, Inc. as of December 31, 2007, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from September 13, 2007 (date of inception) to December 31, 2007.  We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ ROTENBERG & CO., LLP

ROTENBERG & CO., LLP

Rochester, New York

  May 12, 2008